UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2019

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring August 20, 2019 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRBW CLRBZ	NASDAQ Capital Market NASDAQ Capital Market NASDAQ Capital Market

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Amendment and Restatement of 2015 Stock Incentive Plan

As described in Item 5.07 below, on June 13, 2019 at the 2019 Annual Meeting of Stockholders (the “Meeting”) of Cellectar Biosciences, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement to the Amended and Restated 2015 Stock Incentive Plan (the “Plan”) in order to increase the number of shares reserved for issuance under the plan by 700,000 shares.

A summary of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2019. That summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company convened the Meeting at 10.00 a.m., local time, on June 13, 2019. The Meeting was held at the Executive Center on the first floor at 100 Campus Drive, Florham Park, New Jersey 07932, pursuant to notice duly given.

At the close of business on April 18, 2019, the record date for the determination of stockholders entitled to vote at the Meeting, there were 5,102,709 shares of the Company’s Common Stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

At the Meeting, the holders of 4,259,769 shares of the Company’s Common Stock were represented in person or by proxy constituting a quorum.

Four proposals were presented for stockholder approval at the Meeting:

Proposal No.1 – Election of Directors

Class II directors, James V. Caruso and Frederick W. Driscoll, were nominated and elected to serve three-year terms. The vote was as follows:

Nominee	For	Withheld	Broker Non-Votes
James V. Caruso	1,158,966	351,907	2,748,896
Frederick W. Driscoll	1,134,126	376,747	2,748,896

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Proposal No. 2 – Approval of an Increase in the 2015 Stock Incentive Plan Shares of 700,000

We requested approval of an increase in the number of shares of common stock available for issuance under the Amended and Restated 2015 Stock Incentive Plan by 700,000 shares. The stockholders approved the increase. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
1,014,604	491,488	4,781	2,748,896

Proposal No. 3 – Approval of Executive Compensation

We requested approval on a non-binding advisory basis of the compensation of the Company’s named executive officers. The stockholders approved the compensation. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
1,083,272	417,079	10,522	2,748,896

Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

We requested ratification of the appointment by the Audit Committee of our Board of Directors of Baker Tilly Virchow Krause, LLP to be our independent registered public accounting firm for fiscal 2019. The stockholders ratified the appointment. The vote was as follows:

For	Against	Abstain
4,079,083	167,526	13,160

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

10.1	Amended and Restated 2015 Stock Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2019	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Charles T. Bernhardt
Name: Charles T. Bernhardt
Title: Interim Chief Financial Officer

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